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                                                                  Exhibit 99.2


             \/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/


PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF INVERESK RESEARCH GROUP, INC.

                         INVERESK RESEARCH GROUP, INC.

     The undersigned, revoking all previous proxies, hereby appoints Walter
S. Nimmo and D.J. Paul E. Cowan, or either of them, as proxies, each with full power of substitution and all of the powers which the undersigned would possess if present in person, and hereby authorizes them to represent and vote all of the shares of common stock of Inveresk Research Group, Inc. (the "Company") registered in the name of the undersigned on September 13, 2004 as designated on the reverse side of this proxy and, in their discretion, on all other matters which may properly come before the Special Meeting of Shareholders of the Company to be held on October 20, 2004, and at any adjournment or postponement thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS DIRECTED BY THIS PROXY. IF THIS PROXY IS EXECUTED AND RETURNED WITHOUT DIRECTION BEING GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH IN ITEMS 1 AND 2. IF THIS PROXY IS EXECUTED AND RETURNED WITH A DIRECTION TO VOTE AGAINST THE PROPOSAL SET FORTH IN ITEM 1, BUT NO DIRECTION IS GIVEN WITH RESPECT TO THE PROPOSAL SET FORTH IN ITEM 2, THIS PROXY WILL NOT BE VOTED FOR THE PROPOSAL SET FORTH IN ITEM 2. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

           (IMPORTANT - TO BE MARKED, SIGNED AND DATED ON REVERSE SIDE)

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                            VOTE BY TELEPHONE OR INTERNET

                             QUICK -- EASY -- IMMEDIATE

                            INVERESK RESEARCH GROUP, INC.

VOTING BY TELEPHONE OR INTERNET IS QUICK, EASY AND IMMEDIATE. As a Inveresk Research Group, Inc. shareholder, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 8:00 p.m., Central Time, on October 19, 2004.

TO VOTE YOUR PROXY BY INTERNET
------------------------------
http://www.continentalstock.com

Use the internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1 (800)293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

PLEASE DO NOT RETURN THE CARD BELOW IF YOU ARE VOTING ELECTRONICALLY OR BY
PHONE.

To Vote Your Proxy By Mail
--------------------------

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

\/ FOLD AND DETACH HERE AND READ THE REVERSE SIDE \/


                                     PROXY

                                          Please mark your votes like this  /X/


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSALS SET FORTH IN ITEMS 1 AND 2. IF VOTING BY MAIL, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

1. PROPOSAL TO ADOPT THE AGREEMENT AND PLAN OF MERGER, DATED AS OF JUNE 30, 2004, AS AMENDED, BY AND AMONG CHARLES RIVER LABORATORIES INTERNATIONAL, INC., INDIGO MERGER I CORP., INDIGO MERGER II LLC (THE SUCCESSOR TO INDIGO MERGER II CORP.) AND THE COMPANY, AND APPROVE THE TRANSACTION CONTEMPLATED BY THE AGREEMENT AND PLAN OF MERGER, ALL AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

            FOR         AGAINST        ABSTAIN
            / /           / /            / /

2. PROPOSAL TO APPROVE AN ADJOURNMENT OR POSTPONEMENT OF THE SPECIAL MEETING, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE ADOPTION OF THE MERGER AGREEMENT REFERRED TO IN ITEM 1.

            FOR         AGAINST        ABSTAIN
            / /           / /            / /

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO ACT AND VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF.

CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING. / /

THE UNDERSIGNED SHAREHOLDER ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT RELATING TO THE SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 20, 2004 AND HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN.

IMPORTANT: THIS PROXY MUST BE SIGNED AND DATED TO BE VALID PLEASE SIGN, DATE AND RETURN THIS PROXY CARD BEFORE MAILING IN THE ENCLOSED ENVELOPE.

                                                        COMPANY ID:

                                                      PROXY NUMBER:

                                                    ACCOUNT NUMBER:


Signature                 Signature                        Date
         ----------------           ----------------------      ----------

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such and sign your official capacity. If executed by a corporation or partnership, the proxy should be executed in the full corporate or partnership name and signed by a duly authorized person, stating his or her full title or authority.